UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2016

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2030 Dow Center, Midland, Michigan 48674
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (989) 636-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On July 15, 2016, E. I. du Pont de Nemours and Company (“DuPont”) filed a Current Report on Form 8-K (the “DuPont 8-K”) regarding a letter that DuPont and The Dow Chemical Company (“Dow”) received from Action Network Fund (the “ANF Letter”). The ANF Letter references various pending and potential litigation and investigatory matters to which DuPont is now, or may become, a party, including the multi-district litigation related to personal injury cases associated with exposure to PFOA. For more information regarding the ANF Letter, Dow refers stockholders to the DuPont 8-K.

The information contained in this report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY

By:	/s/ Amy E. Wilson
	Name:	Amy E. Wilson
	Title:	Corporate Secretary and Assistant General Counsel

Date: July 15, 2016